UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number: 811-03657

Deutsche DWS State Tax-Free Income Series

(Exact Name of Registrant as Specified in Charter)

875 Third Avenue

New York, NY 10022-6225

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-4500

Diane Kenneally

One International Place

Boston, MA 02110

(Name and Address of Agent for Service)

Date of fiscal year end:	8/31

Date of reporting period:	2/29/2020

ITEM 1.	REPORT TO STOCKHOLDERS

February 29, 2020

Semiannual Report

to Shareholders

DWS New York Tax-Free Income Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s Web site (dws.com), and you will be notified by mail each time a report is posted and provided with a Web site link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank), or if you are a direct investor, by calling (800) 728-3337 or sending an email request to service@dws.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (800) 728-3337 or send an email request to service@dws.com to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with DWS if you invest directly with the Fund.

Contents

3	Letter to Shareholders
4	Performance Summary
7	Portfolio Management Team
8	Portfolio Summary
9	Investment Portfolio
17	Statement of Assets and Liabilities
18	Statement of Operations
19	Statements of Changes in Net Assets
20	Financial Highlights

23	Notes to Financial Statements
33	Information About Your Fund’s Expenses
35	Liquidity Risk Management
36	Advisory Agreement Board Considerations and Fee Evaluation
41	Account Management Resources
43	Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our Funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality (“junk bonds”) and non-rated securities present greater risk of loss than investments in higher-quality securities. Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest. The market for municipal bonds may be less liquid than for taxable bonds and there may be less information available on the financial condition of issuers of municipal securities than for public corporations. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Although the Fund seeks income that is exempt from New York and federal income taxes, a portion of the Fund’s distributions may be subject to federal, state and local taxes, including the alternative minimum tax. This fund is non-diversified and can take larger positions in fewer issues, increasing its potential risk. Please read the prospectus for details.

War, terrorism, economic uncertainty, trade disputes, public health crises (including the recent pandemic spread of the novel coronavirus) and related geopolitical events could lead to increased market volatility, disruption to U.S. and world economies and markets and may have significant adverse effects on the Fund and its investments.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.

NOT FDIC/NCUA INSURED     NO BANK GUARANTEE     MAY LOSE VALUE NOT A DEPOSIT     NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	DWS New York Tax-Free Income Fund

Letter to Shareholders

Dear Shareholder:

After a strong start to the year, markets have been roiled by the novel coronavirus (COVID-19) and turbulence in the oil sector. These sudden disruptions not only quashed hopes for growth, but also triggered a sharp correction in late February and into March.

Prior to this development, our CIO Office had been tactically cautious on stocks for several months. While the coronavirus was an unexpected catalyst of the market correction, our economists believe that markets, after the historic sell-off, reflect the new situation adequately.

In the short term, we do not rule out further market downside and volatility. However, we believe that a return to pre-crisis activity levels could potentially occur late this year or, more likely, in the first half of 2021. Fiscal and monetary stimulus by central banks are likely to support the markets and, of course, positive news on the containment of the coronavirus should do so as well. Most cities and institutions around the world are putting prevention over production. Local actions and the Federal 30-day U.S. travel ban to and from Europe and parts of Asia will have a substantial impact on supply and demand.

As businesses return to normal operations, our CIO believes the shock and economic downturn caused by COVID-19 should create less damage to S&P profits than past recessions. Meanwhile, because the financial system can largely operate in the electronic world and because the balance sheets of banks and much of corporate America were healthy before the pandemic, we expect the extension and drawdown of credit to be the economy’s lifeline until recovery begins.

While it is natural to be concerned, we caution against making any long-term decisions based on short-term disruptions. This is a good time to talk with a trusted advisor about any concerns before making a change to a personal investment strategy.

Our CIO Office is closely monitoring the situation and providing frequent updates on the “Insights” section of our Web site, dws.com.

Thank you for trusting DWS to help serve your investment needs. We believe our decades of experience in managing assets through multiple market cycles and events will add value in times such as these.

Best regards,

Hepsen Uzcan President, DWS Funds

Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

DWS New York Tax-Free Income Fund	|	3

Performance Summary	February 29, 2020 (Unaudited)

Class A	6-Month‡	1-Year	5-Year	10-Year

Average Annual Total Returns as of 2/29/20
Unadjusted for Sales Charge	2.77%	9.34%	3.53%	3.99%
Adjusted for the Maximum Sales Charge (max 2.75% load)	–0.06%	6.33%	2.95%	3.70%
Bloomberg Barclays Municipal Bond Index†	3.04%	9.46%	4.01%	4.51%

Average Annual Total Returns as of 12/31/19 (most recent calendar quarter end)
Unadjusted for Sales Charge		7.18%	3.00%	3.81%
Adjusted for the Maximum Sales Charge (max 2.75% load)		4.23%	2.43%	3.52%
Bloomberg Barclays Municipal Bond Index†		7.54%	3.53%	4.34%

Class C	6-Month‡	1-Year	5-Year	10-Year

Average Annual Total Returns as of 2/29/20
Unadjusted for Sales Charge	2.48%	8.52%	2.76%	3.23%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	1.48%	8.52%	2.76%	3.23%
Bloomberg Barclays Municipal Bond Index†	3.04%	9.46%	4.01%	4.51%

Average Annual Total Returns as of 12/31/19 (most recent calendar quarter end)
Unadjusted for Sales Charge		6.38%	2.24%	3.05%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)		6.38%	2.24%	3.05%
Bloomberg Barclays Municipal Bond Index†		7.54%	3.53%	4.34%

Class S	6-Month‡	1-Year	5-Year	10-Year

Average Annual Total Returns as of 2/29/20
No Sales Charges	2.99%	9.61%	3.81%	4.26%
Bloomberg Barclays Municipal Bond Index†	3.04%	9.46%	4.01%	4.51%

Average Annual Total Returns as of 12/31/19 (most recent calendar quarter end)
No Sales Charges		7.45%	3.26%	4.08%
Bloomberg Barclays Municipal Bond Index†		7.54%	3.53%	4.34%

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the Fund’s most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

4	|	DWS New York Tax-Free Income Fund

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated December 1, 2019 are 0.98%, 1.78% and 0.81% for Class A, Class C and Class S shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

A portion of the Fund’s distributions may be subject to federal, state and local tax and the alternative minimum tax.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.75%. This results in a net initial investment of $9,725.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

†

The Bloomberg Barclays Municipal Bond Index covers the USD-denominated long-term tax exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds, and pre-refunded bonds.

‡	Total returns shown for periods less than one year are not annualized.

DWS New York Tax-Free Income Fund	|	5

	Class A	Class C	Class S

Net Asset Value
2/29/20	$11.16	$11.16	$11.16
8/31/19	$11.00	$10.99	$10.99

Distribution Information as of 2/29/20
Income Dividends, Six Months	$.14	$.10	$.15
February Income Dividend	$.0235	$.0169	$.0257
SEC 30-day Yield††	.87%	.17%	1.14%
Tax Equivalent Yield††	1.73%	.34%	2.26%
Current Annualized Distribution Rate (based on Net Asset Value)††	2.66%	1.91%	2.91%

††

The SEC yield is net investment income per share earned over the month ended February 29, 2020, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yields would have been 0.77%, 0.00% and 0.94% for Class A, Class C and Class S shares, respectively, had certain expenses not been reduced. Tax equivalent yield is based on the Fund’s yield and a marginal income tax rate of 49.62% (combined New York state and federal income tax rate). The current annualized distribution rate is the latest monthly dividend as an annualized percentage of net asset value on February 29, 2020. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 2.56%, 1.74% and 2.71% for Class A, Class C and Class S shares, respectively, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.

6	|	DWS New York Tax-Free Income Fund

Portfolio Management Team

Ashton P. Goodfield, CFA, Managing Director

Portfolio Manager of the Fund. Began managing the Fund in 1999.

–	Joined DWS in 1986.

–	Head of Municipal Bonds.

–	BA, Duke University.

Matthew J. Caggiano, CFA, Managing Director

Portfolio Manager of the Fund. Began managing the Fund in 2004.

–	Joined DWS in 1989.

–	BS, Pennsylvania State University; MS, Boston College.

Peter Aloisi, CFA, Vice President

Portfolio Manager of the Fund. Began managing the Fund in June 2018.

–	Joined DWS in 2010 with five years of industry experience; previously, served as an Associate at Banc of America Securities.

–	BA and MBA, Boston College.

DWS New York Tax-Free Income Fund	|	7

Portfolio Summary	(Unaudited)

Asset Allocation (As a % of Investment Portfolio)	2/29/20	8/31/19
Revenue Bonds	77%	81%
Lease Obligations	11%	8%
Escrow to Maturity/Prerefunded	6%	6%
General Obligation Bonds	6%	5%
	100%	100%

Quality	2/29/20	8/31/19
AAA	11%	10%
AA	48%	52%
A	27%	24%
BBB	9%	10%
BB	1%	—
B	—	1%
CCC	0%	—
Not Rated	4%	3%
	100%	100%

The quality ratings represent the higher of Moody’s Investors Service, Inc. (“Moody’s”), Fitch Ratings, Inc. (“Fitch”) or Standard & Poor’s Corporation (“S&P”) credit ratings. The ratings of Moody’s, Fitch and S&P represent their opinions as to the quality of the securities they rate. Credit quality measures a bond issuer’s ability to repay interest and principal in a timely manner. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change.

Interest Rate Sensitivity	2/29/20	8/31/19
Effective Maturity	6.0 years	6.0 years
Modified Duration	5.1 years	5.0 years

Effective maturity is the weighted average of the maturity date of bonds held by the Fund taking into consideration any available maturity shortening features.

Modified duration is an approximate measure of a fund’s sensitivity to movements in interest rates based on the current interest rate environment.

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund’s investment portfolio, see page 9. A quarterly Fact Sheet is available on dws.com or upon request. Please see the Account Management Resources section on page 41 for contact information.

8	|	DWS New York Tax-Free Income Fund

Investment Portfolio	as of February 29, 2020 (Unaudited)

	Principal Amount ($)	Value ($)
Municipal Bonds and Notes 100.5%
New York 99.4%

Albany, NY, Airport Authority Revenue:

Series B, AMT, 5.0%, 12/15/2025 (a)	1,400,000	1,692,530

Series B, AMT, 5.0%, 12/15/2026 (a)	500,000	619,065

Amherst, NY, Development Corp. Student Housing Facility Revenue, UBF Faculty-Student Housing Corp., Series A, 5.0%, 10/1/2045, INS: AGMC	1,000,000	1,227,510

Buffalo & Erie County, NY, Industrial Land Development Corp. Revenue, Catholic Health System Obligated Group, 5.0%, 7/1/2040	1,000,000	1,167,700

Dutchess County, NY, Local Development Corp. Revenue, Marist College Project, 5.0%, 7/1/2043	3,000,000	3,761,370

Dutchess County, NY, Local Development Corp. Revenue, Vassar College, Series A, 5.0%, 1/1/2049	3,000,000	3,292,560

Erie County, NY, Industrial Development Agency, School Facility Revenue, City School District, Buffalo Project, Series A, 5.0%, 5/1/2031	3,000,000	3,773,250

Hempstead Town, NY, Local Development Corp. Revenue, Molloy College Project, 5.0%, 7/1/2048	745,000	908,736

Hudson, NY, Yards Infrastructure Corp. Revenue, Fiscal 2012:

Series A, 5.75%, 2/15/2047	1,140,000	1,190,513

Series A, Prerefunded, 5.75%, 2/15/2047	1,860,000	1,948,964

Jefferson County, NY, Civic Facility Development Corp., Samaritan Medical Center Project, Series A, 5.0%, 11/1/2037	1,185,000	1,426,254

Liberty, NY, Development Corp. Revenue, Goldman Sachs Headquarters:

5.25%, 10/1/2035	5,000,000	7,230,050

5.5%, 10/1/2037, GTY: Goldman Sachs Group, Inc.	2,500,000	3,808,725

Long Island, NY, Electric System Revenue, Power Authority:

5.0%, 9/1/2039	1,000,000	1,265,550

5.0%, 9/1/2047	500,000	613,825

Long Island, NY, Power Authority:

Series B, 5.0%, 9/1/2036	1,000,000	1,225,500

Series A, 5.0%, 9/1/2037	4,000,000	4,416,200

Series A, Prerefunded, 5.0%, 5/1/2038	2,000,000	2,099,500

Metropolitan Transportation Authority, NY, Revenue, Series B, 5.0%, 11/15/2043	1,000,000	1,115,010

Monroe County, NY, Industrial Development Agency School Facility Revenue, Rochester City School District Modernization Project, 5.0%, 5/1/2027	1,500,000	1,939,035

The accompanying notes are an integral part of the financial statements.

DWS New York Tax-Free Income Fund	|	9

	Principal Amount ($)	Value ($)

Monroe County, NY, Industrial Development Corp. Revenue, Rochester General Hospital Projects, 5.0%, 12/1/2046	1,060,000	1,280,067

Monroe County, NY, Industrial Development Corp. Revenue, St. Ann’s Community Project, 5.0%, 1/1/2050	1,500,000	1,681,560

Monroe County, NY, Industrial Development Corp. Revenue, University of Rochester, Series A, 5.0%, 7/1/2033	1,000,000	1,205,700

Monroe County, NY, State General Obligation, 4.0%, 6/1/2029, INS: Build America Mutual	2,000,000	2,352,760

New York, Brookhaven Local Development Corp. Revenue, Jefferson’s Ferry Project, 5.25%, 11/1/2036	1,200,000	1,437,480

New York, Brooklyn Arena Local Development Corp., Pilot Revenue, Barclays Center Project, Series A, 4.0%, 7/15/2035, INS: AGMC	1,500,000	1,707,405

New York, Buffalo & Fort Erie Public Bridge Authority, 5.0%, 1/1/2042	1,490,000	1,800,963

New York, Build New York City Resource Corp. Revenue, New Dawn Charter School Project, 144A, 5.75%, 2/1/2049	1,000,000	1,086,890

New York, Build New York City Resource Corp. Revenue, The Children’s Aid Society Project, 4.0%, 7/1/2049	1,000,000	1,183,640

New York, Build New York City Resource Corp. Revenue, YMCA of Greater New York Project:

5.0%, 8/1/2040	750,000	874,170

Prerefunded, 5.0%, 8/1/2042	1,000,000	1,100,090

New York, Build New York City Resource Corp., Solid Waste Disposal Revenue, Pratt Paper, Inc. Project, AMT, 144A, 5.0%, 1/1/2035	750,000	846,030

New York, Higher Education Revenue, Dormitory Authority, Colgate University, 6.0%, 7/1/2021, INS: NATL	365,000	380,779

New York, Higher Education Revenue, Dormitory Authority, New York University, Series A, 5.75%, 7/1/2027, INS: NATL	3,000,000	3,635,280

New York, Hudson Yards Infrastructure Corp., Second Indenture Revenue, Series A, 5.0%, 2/15/2042	2,000,000	2,473,980

New York, Liberty Development Corp. Revenue, Second Priority, Bank of America Tower at One Bryant Park LLC, “3”, 2.8%, 9/15/2069	2,750,000	2,939,007

New York, Liberty Development Corp. Revenue, World Trade Center Project, 5.0%, 11/15/2031	2,250,000	2,410,245

New York, Metropolitan Transportation Authority Revenue:

Series B-2B, 5.0%, 5/15/2021	2,000,000	2,096,880

Series 2012 G-1, 1.17%*, 2/28/2020, LOC: Barclays Bank PLC	800,000	800,000

Series B, 4.0%, 11/15/2034	3,500,000	4,044,145

Series C, 5.0%, 11/15/2031	2,415,000	2,680,940

Series D, Prerefunded, 5.0%, 11/15/2034	1,000,000	1,030,320

Series B, 5.25%, 11/15/2044	3,000,000	3,481,200

The accompanying notes are an integral part of the financial statements.

10	|	DWS New York Tax-Free Income Fund

	Principal Amount ($)	Value ($)

New York, Metropolitan Transportation Authority Revenue, Green Bonds, Series A1, 5.25%, 11/15/2057	1,000,000	1,229,370

New York, MTA Hudson Rail Yards Trust Obligations Revenue, Series A, 5.0%, 11/15/2051	1,000,000	1,063,710

New York, State Dormitory Authority Revenue, Non State Supported Debt, School District-Bond Financing Program, Series A, 5.0%, 10/1/2027	2,000,000	2,528,180

New York, State Dormitory Authority Revenue, Non-State Supported Debt:

Series A, 4.0%, 7/1/2050	2,000,000	2,367,880

Series A, 5.0%, 1/15/2026	1,095,000	1,358,676

Series A, Prerefunded, 5.0%, 7/1/2037	1,000,000	1,098,820

Series A, 5.0%, 7/1/2049	3,000,000	3,905,460

New York, State Dormitory Authority Revenue, Non-State Supported Debt, St. John’s University, Series A, 5.0%, 7/1/2037	1,250,000	1,480,113

New York, State Dormitory Authority Revenues, Non-State Supported Debt, Cornell University, Series C, 5.0%, 7/1/2037	2,510,000	2,543,659

New York, State Dormitory Authority Revenues, Non-State Supported Debt, North Shore Long Island Jewish Health System:

Series A, 5.0%, 5/1/2030	1,500,000	1,796,070

Series A, Prerefunded, 5.0%, 5/1/2032	2,000,000	2,098,300

New York, State Dormitory Authority Revenues, Non-State Supported Debt, NYU Hospitals Center:

5.0%, 7/1/2033	360,000	440,341

Series A, Prerefunded, 6.0%, 7/1/2040	1,500,000	1,525,665

New York, State Dormitory Authority Revenues, Non-State Supported Debt, Orange Regional Medical Center, 144A, 5.0%, 12/1/2036	2,700,000	3,260,304

New York, State Dormitory Authority Revenues, Non-State Supported Debt, Rochester Institute of Technology:

5.0%, 7/1/2040	2,500,000	2,535,100

Series A, 5.0%, 7/1/2049	1,250,000	1,586,200

New York, State Dormitory Authority Revenues, Non-State Supported Debt, Rockefeller University, Series A, 5.0%, 7/1/2041	2,000,000	2,026,020

New York, State Dormitory Authority Revenues, Non-State Supported Debt, School Districts Financing Program, Series C, 5.0%, 10/1/2031	20,000	20,059

New York, State Dormitory Authority Revenues, Non-State Supported Debt, State University Dormitory Facilities:

Series A, 5.0%, 7/1/2036	1,745,000	2,194,093

Series A, 5.0%, 7/1/2038	1,000,000	1,250,370

Series A, 5.0%, 7/1/2048	2,000,000	2,514,280

The accompanying notes are an integral part of the financial statements.

DWS New York Tax-Free Income Fund	|	11

	Principal Amount ($)	Value ($)

New York, State Dormitory Authority Revenues, Non-State Supported Debt, State University Facilities, Series A, Prerefunded, 5.0%, 7/1/2043	2,000,000	2,288,780

New York, State Dormitory Authority, Sales Tax Revenue:

Series A, 5.0%, 3/15/2042	2,000,000	2,534,680

Series E, 5.0%, 3/15/2048	3,000,000	3,815,070

New York, State Dormitory Authority, State Personal Income Tax Revenue:

Series D, 4.0%, 2/15/2036	1,410,000	1,635,854

Series A, 5.0%, 3/15/2040	3,500,000	4,536,420

Series A, 5.0%, 3/15/2045	2,835,000	3,598,692

Series A, 5.0%, 3/15/2047	2,500,000	3,200,175

New York, State Environmental Facilities Corp. Revenue, State Revolving Funds, Series C, 5.0%, 5/15/2041	2,500,000	2,622,575

New York, State Environmental Facilities Corp., State Clean Water & Drinking Revolving Funds, New York City Municipal Water Finance Authority Projects:

Series B, 4.0%, 6/15/2049	2,000,000	2,382,800

5.0%, 6/15/2036	3,340,000	3,522,932

New York, State Housing Finance Agency Revenue:

Series A, 1.2%*, 2/28/2020, LOC: Landesbank Hessen-Thuringen	400,000	400,000

Series K, 1.45%, 5/1/2023	2,500,000	2,514,850

New York, State Liberty Development Corp. Revenue, World Trade Center:

“2”, 5.0%, 9/15/2043	2,000,000	2,154,200

“3”, 5.0%, 3/15/2044	1,190,000	1,280,892

New York, State Liberty Development Corp. Revenue, World Trade Center Project, Class 1-3, 144A, 5.0%, 11/15/2044	2,000,000	2,253,460

New York, State Liberty Development Corp., Revenue, World Trade Center Port Authority Construction, 5.25%, 12/15/2043	3,000,000	3,237,570

New York, State Mortgage Agency, Homeowner Mortgage Revenue, Series 221, AMT, 3.5%, 10/1/2032	1,000,000	1,092,410

New York, State Power Authority Revenue, Series A, 5.0%, 11/15/2038	1,500,000	1,600,365

New York, State Thruway Authority, Series J, 5.0%, 1/1/2041	2,220,000	2,540,013

New York, State Thruway Authority, General Revenue, Series I, Prerefunded, 5.0%, 1/1/2037	5,000,000	5,394,500

New York, State Thruway Authority, General Revenue, Junior Indebtedness Obligated, Junior Lien:

Series A, 4.0%, 1/1/2037	500,000	568,295

Series A, 4.0%, 1/1/2038	500,000	566,925

Series B, 4.0%, 1/1/2050	3,000,000	3,535,710

Series A, 5.0%, 1/1/2041	3,000,000	3,613,470

The accompanying notes are an integral part of the financial statements.

12	|	DWS New York Tax-Free Income Fund

	Principal Amount ($)	Value ($)

New York, State Transportation Development Corp., Special Facilities Revenue, Delta Air Lines, Inc., LaGuardia Airport C&D Redevelopment:

AMT, 5.0%, 1/1/2033	1,000,000	1,240,210

AMT, 5.0%, 1/1/2034	1,000,000	1,237,860

New York, State Transportation Development Corp., Special Facilities Revenue, Laguardia Gateway Partners LLC, Redevelopment Project, Series A, AMT, 5.0%, 7/1/2046	2,500,000	2,877,850

New York, State Urban Development Corp. Revenue, Personal Income Tax, Series A, 4.0%, 3/15/2037	2,500,000	2,870,550

New York, Transportation/Tolls Revenue, Triborough Bridge & Tunnel Authority, Series Y, ETM, 6.125%, 1/1/2021	1,225,000	1,280,787

New York, Triborough Bridge & Tunnel Authority Revenues, Series C, 5.0%, 11/15/2035	1,000,000	1,309,480

New York, TSASC, Inc., Series B, 5.0%, 6/1/2045	1,500,000	1,572,285

New York, Utility Debt Securitization Authority, Restructuring Bonds, 5.0%, 12/15/2036	3,000,000	3,672,840

New York, Utility Debt Securitization Authority, Restructuring Revenue, Series TE, 5.0%, 12/15/2041	3,675,000	4,221,950

New York & New Jersey Port Authority, Special Obligation Revenue, JFK International Air Terminal LLC, 6.0%, 12/1/2042	1,025,000	1,063,919

New York & New Jersey Port Authority, Two Hundred And Twentieth, AMT, 4.0%, 11/1/2059	2,000,000	2,326,040

New York City, NY, Housing Development Corp. Revenue, Series B1, 5.25%, 7/1/2031	2,845,000	3,210,241

New York City, NY, Industrial Development Agency Revenue, Liberty 123 Wash Project, 1.22%*, 2/28/2020, LOC: Bank of China Ltd.	300,000	300,000

New York City, NY, Industrial Development Agency, Airport Facilities Revenue, Series A, AMT, 5.0%, 7/1/2028	2,000,000	2,158,620

New York City, NY, Industrial Development Agency, Civic Facility Revenue, Jamaica First Parking LLC Project, 1.16%*, 3/6/2020, LOC: TD Bank NA	370,000	370,000

New York City, NY, Municipal Water Finance Authority Revenue, Series EE, 5.0%, 6/15/2045	3,000,000	3,471,420

New York City, NY, Municipal Water Finance Authority, Water & Sewer Revenue, Second Generation, Series FF, 5.0%, 6/15/2031	1,000,000	1,011,790

New York City, NY, Municipal Water Finance Authority, Water & Sewer Systems Revenue:

Series F-2, 1.2%*, 3/6/2020, SPA: JPMorgan Chase Bank NA	650,000	650,000

Series FF-1, 4.0%, 6/15/2049	2,000,000	2,367,760

Series AA, 5.0%, 6/15/2032	500,000	675,935

Series BB-1, 5.0%, 6/15/2046	2,000,000	2,501,800

The accompanying notes are an integral part of the financial statements.

DWS New York Tax-Free Income Fund	|	13

	Principal Amount ($)	Value ($)

New York City, NY, Transitional Finance Authority Revenue, Future Tax, Series F-1, 5.0%, 5/1/2039	2,000,000	2,175,620

New York City, NY, Transitional Finance Authority Revenue, Future Tax Secured:

Series A-4, 1.22%*, 2/28/2020, SPA: Mizuho Bank Ltd.	800,000	800,000

Series F-1, 4.0%, 5/1/2037	1,000,000	1,170,360

Series B-1, 4.0%, 8/1/2037	5,000,000	5,779,300

Series A, 5.0%, 5/1/2038	2,000,000	2,006,140

Series B1, 5.0%, 11/1/2040	4,000,000	4,630,080

New York City, NY, Transitional Finance Authority, Building Aid Revenue, Fiscal 2018, Series S-1, 5.0%, 7/15/2035	1,000,000	1,267,420

New York Counties, NY, Tobacco Settlement Pass-Through Trust, Series A-2B, 5.0%, 6/1/2045	2,000,000	2,189,160

New York, NY, General Obligation:

Series F-4, 1.13%*, 3/6/2020, LOC: Bank of Tokyo-Mitsubishi UFJ	300,000	300,000

Series B-4, 1.17%*, 2/28/2020, SPA: Barclays Bank PLC	250,000	250,000

Series A-1, 4.0%, 8/1/2036	3,000,000	3,477,060

Series A, 5.0%, 8/1/2025	2,500,000	3,049,500

Series C-1, 5.0%, 8/1/2032	3,000,000	4,117,890

Series B-1, 5.0%, 12/1/2034	2,800,000	3,514,336

Niagara County, NY, Frontier Transportation Authority, Buffalo Niagara international Airport:

Series A, AMT, 5.0%, 4/1/2037	335,000	420,914

Series A, AMT, 5.0%, 4/1/2038	600,000	750,636

Oneida County, NY, Local Development Corp., Revenue, Utica College Project, 5.0%, 7/1/2049	1,770,000	2,171,188

Onondaga, NY, Civic Development Corp., Revenue, Le Moyne College Project:

4.0%, 07/01/2039 (a)	325,000	385,606

4.0%, 07/01/2040 (a)	290,000	343,195

Orange County, NY, Senior Care Revenue, Industrial Development Agency, The Glen Arden Project, 5.7%, 1/1/2028	1,400,000	1,390,704

Oyster Bay, NY, State General Obligation, 4.0%, 2/15/2026	2,000,000	2,282,080

Port Authority of New York & New Jersey:

Series 195, AMT, 5.0%, 10/1/2026	1,125,000	1,403,505

Series 207, AMT, 5.0%, 9/15/2031	3,500,000	4,484,655

Series 206, AMT, 5.0%, 11/15/2032	3,000,000	3,814,740

Series 197, AMT, 5.0%, 11/15/2034	3,000,000	3,703,920

Port Authority of New York & New Jersey, One Hundred Ninety-Third, AMT, 5.0%, 10/15/2035	3,000,000	3,593,160

Tompkins County, NY, Development Corp. Revenue, Ithaca College, 5.0%, 7/1/2038	2,865,000	3,383,995

The accompanying notes are an integral part of the financial statements.

14	|	DWS New York Tax-Free Income Fund

	Principal Amount ($)	Value ($)

Troy, NY, Capital Resource Corp. Revenue, Rensselaer Polytechnic Institute:

Series A, 5.0%, 9/1/2030 (a)	405,000	539,181

Series A, 5.0%, 9/1/2031 (a)	605,000	803,380

Series A, 5.125%, 9/1/2040	4,000,000	4,084,200

Westchester County, NY, Tobacco Asset Securitization, Series B, 5.0%, 6/1/2041	2,750,000	3,112,175

Western Nassau County, NY, Water Authority, Series A, 5.0%, 4/1/2040	1,400,000	1,653,246

Yonkers, NY, Economic Developemet Corp., Educational Revenue, Charter School Of Educational Excellence Project:

Series A, 5.0%, 10/15/2049	640,000	743,322

Series A, 5.0%, 10/15/2054	465,000	535,880

		301,682,571

Guam 0.7%

Guam, Government Waterworks Authority, Water & Wastewater System Revenue, 5.0%, 7/1/2040	155,000	185,327

Guam, International Airport Authority Revenue, Series C, AMT, 6.375%, 10/1/2043	320,000	374,585

Guam, Port Authority Revenue, Series A, 5.0%, 7/1/2048	125,000	152,900

Guam, Power Authority Revenue:

Series A, 5.0%, 10/1/2030, INS: AGMC	585,000	642,763

Series A, 5.0%, 10/1/2037	210,000	251,580

Series A, 5.0%, 10/1/2038	190,000	227,075

Series A, 5.0%, 10/1/2040	135,000	160,707

		1,994,937

Puerto Rico 0.4%
Puerto Rico, Sales Tax Financing Corp., Sales Tax Revenue, Series A-1, Zero Coupon, 7/1/2051	5,000,000	1,080,850

Total Municipal Bonds and Notes (Cost $279,169,135)		304,758,358

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $279,169,135)	100.5	304,758,358
Other Assets and Liabilities, Net	(0.5)	(1,498,426)

Net Assets	100.0	303,259,932

*

Variable rate demand notes are securities whose interest rates are reset periodically (usually daily mode or weekly mode) by remarketing agents based on current market levels, and are not directly set as a fixed spread to a reference rate. These securities may be redeemed at par by the holder at any time, and are shown at their current rates as of February 29, 2020. Date shown reflects the earlier of demand date or stated maturity date.

(a)	When-issued security.

The accompanying notes are an integral part of the financial statements.

DWS New York Tax-Free Income Fund	|	15

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

AGMC: Assured Guaranty Municipal Corp.

AMT: Subject to alternative minimum tax.

ETM: Bonds bearing the description ETM (escrow to maturity) are collateralized usually by U.S. Treasury securities which are held in escrow and used to pay principal and interest on bonds so designated.

GTY: Guaranty Agreement

INS: Insured

NATL: National Public Finance Guarantee Corp.

Prerefunded: Bonds which are prerefunded are collateralized usually by U.S. Treasury securities which are held in escrow and used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

SPA: Standby Bond Purchase Agreement

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of February 29, 2020 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Municipal Investments (b)	$—	$304,758,358	$—	$304,758,358
Total	$—	$304,758,358	$—	$304,758,358

(b)	See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

16	|	DWS New York Tax-Free Income Fund

Statement of Assets and Liabilities

as of February 29, 2020 (Unaudited)

Assets
Investments in securities, at value (cost $279,169,135)	$304,758,358
Cash	431,295
Receivable for investments sold	115,003
Receivable for Fund shares sold	24,033
Interest receivable	3,202,414
Other assets	33,598
Total assets	308,564,701

Liabilities
Payable for investments purchased — when-issued securities	4,220,953
Payable for Fund shares redeemed	700,549
Distributions payable	115,216
Accrued management fee	66,920
Accrued Trustees’ fees	4,873
Other accrued expenses and payables	196,258
Total liabilities	5,304,769
Net assets, at value	$303,259,932

Net Assets Consist of
Distributable earnings (loss)	22,826,300
Paid-in capital	280,433,632
Net assets, at value	$303,259,932

Net Asset Value

Class A

Net Asset Value, offering and redemption price per share ($119,086,941 ÷ 10,669,071 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$11.16

Maximum offering price per share (100 ÷ 97.25 of $11.16)	$11.48
Class C

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($9,487,216 ÷ 850,227 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$11.16
Class S

Net Asset Value, offering and redemption price per share ($174,685,775 ÷ 15,654,673 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$11.16

The accompanying notes are an integral part of the financial statements.

DWS New York Tax-Free Income Fund	|	17

Statement of Operations

for the six months ended February 29, 2020 (Unaudited)

Investment Income
Income:

Interest	$4,979,922
Expenses:

Management fee	651,570
Administration fee	146,256
Services to shareholders	151,882
Distribution and service fees	177,880
Custodian fee	2,060
Professional fees	48,014
Reports to shareholders	23,220
Registration fees	18,930
Trustees’ fees and expenses	7,586
Other	17,524
Total expenses before expense reductions	1,244,922
Expense reductions	(242,890)
Total expenses after expense reductions	1,002,032
Net investment income	3,977,890

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:

Investments	1,155,514
Payments by affiliates (see Note F)	1,080
1,156,594
Change in net unrealized appreciation (depreciation) on investments	3,397,028
Net gain (loss)	4,553,622
Net increase (decrease) in net assets resulting from operations	$8,531,512

The accompanying notes are an integral part of the financial statements.

18	|	DWS New York Tax-Free Income Fund

Statements of Changes in Net Assets

	Six Months Ended February 29, 2020 (Unaudited)	Year Ended August 31, 2019
Increase (Decrease) in Net Assets
Operations:

Net investment income (loss)	$3,977,890	$8,692,502
Net realized gain (loss)	1,156,594	1,204,713
Change in net unrealized appreciation (depreciation)	3,397,028	13,179,606
Net increase (decrease) in net assets resulting from operations	8,531,512	23,076,821
Distributions to shareholders:

Class A	(1,455,636)	(3,071,675)
Class C	(92,829)	(250,406)
Class S	(2,428,290)	(5,393,372)
Total distributions	(3,976,755)	(8,715,453)
Fund share transactions:

Proceeds from shares sold	17,340,460	29,390,049
Reinvestment of distributions	3,382,311	7,384,156
Payments for shares redeemed	(17,238,816)	(109,477,931)
Net increase (decrease) in net assets from Fund share transactions	3,483,955	(72,703,726)
Increase (decrease) in net assets	8,038,712	(58,342,358)
Net assets at beginning of period	295,221,220	353,563,578

Net assets at end of period	$303,259,932	$295,221,220

The accompanying notes are an integral part of the financial statements.

DWS New York Tax-Free Income Fund	|	19

Financial Highlights

	Six Months Ended 2/29/20		Years Ended August 31,
Class A	(Unaudited)		2019		2018	2017	2016		2015

Selected Per Share Data
Net asset value, beginning of period	$11.00		$10.43		$10.76	$11.11	$10.76		$10.93
Income (loss) from investment operations:

Net investment income[a]	.14		.30		.30	.34	.38		.39
Net realized and unrealized gain (loss)	.16		.57		(.32)	(.35)	.35		(.17)
Total from investment operations	.30		.87		(.02)	(.01)	.73		.22
Less distributions from:

Net investment income	(.14)		(.30)		(.30)	(.34)	(.38)		(.39)
Net realized gains	—		(.00	)***	(.01)	—	(.00	)***	(.00	)***
Total distributions	(.14)		(.30)		(.31)	(.34)	(.38)		(.39)
Net asset value, end of period	$11.16		$11.00		$10.43	$10.76	$11.11		$10.76
Total Return (%)[b,c]	2.77	**	8.46		(.16)	(.06)	6.92		2.05

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	119		111		114	129	141		128
Ratio of expenses before expense reductions (including interest expense) (%)	.92	*	.98	[d]	.94 [d]	.96 [d]	.96	[d]	.95	[d]
Ratio of expenses after expense reductions (including interest expense) (%)	.80	*	.88	[d]	.90 [d]	.88 [d]	.88	[d]	.85	[d]
Ratio of expenses after expense reductions (excluding interest expense) (%)	.80	*	.83		.86	.83	.83		.81
Ratio of net investment income (%)	2.60	*	2.80		2.87	3.15	3.48		3.61
Portfolio turnover rate (%)	24	**	41		42	42	32		26

[a]	Based on average shares outstanding during the period.

[b]	Total return does not reflect the effect of any sales charges.

[c]	Total return would have been lower had certain expenses not been reduced.

[d]

Interest expense represents interest and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.

*	Annualized

**	Not annualized

***	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

20	|	DWS New York Tax-Free Income Fund

	Six Months Ended 2/29/20		Years Ended August 31,
Class C	(Unaudited)		2019		2018	2017	2016		2015

Selected Per Share Data
Net asset value, beginning of period	$10.99		$10.43		$10.76	$11.11	$10.76		$10.92
Income (loss) from investment operations:

Net investment income[a]	.10		.22		.22	.26	.30		.31
Net realized and unrealized gain (loss)	.17		.56		(.32)	(.35)	.35		(.16)
Total from investment operations	.27		.78		(.10)	(.09)	.65		.15
Less distributions from:

Net investment income	(.10)		(.22)		(.22)	(.26)	(.30)		(.31)
Net realized gains	—		(.00	)***	(.01)	—	(.00	)***	(.00	)***
Total distributions	(.10)		(.22)		(.23)	(.26)	(.30)		(.31)
Net asset value, end of period	$11.16		$10.99		$10.43	$10.76	$11.11		$10.76
Total Return (%)[b,c]	2.48	**	7.55		(.91)	(.81)	6.12		1.38

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	9		11		14	19	22		20
Ratio of expenses before expense reductions (including interest expense) (%)	1.74	*	1.78	[d]	1.75 [d]	1.75 [d]	1.76	[d]	1.75	[d]
Ratio of expenses after expense reductions (including interest expense) (%)	1.56	*	1.63	[d]	1.65 [d]	1.63 [d]	1.63	[d]	1.60	[d]
Ratio of expenses after expense reductions (excluding interest expense) (%)	1.56	*	1.58		1.61	1.58	1.58		1.56
Ratio of net investment income (%)	1.85	*	2.06		2.12	2.40	2.73		2.86
Portfolio turnover rate (%)	24	**	41		42	42	32		26

[a]	Based on average shares outstanding during the period.

[b]	Total return does not reflect the effect of any sales charges.

[c]	Total return would have been lower had certain expenses not been reduced.

[d]

Interest expense represents interest and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.

*	Annualized

**	Not annualized

***	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

DWS New York Tax-Free Income Fund	|	21

	Six Months Ended 2/29/20		Years Ended August 31,
Class S	(Unaudited)		2019		2018	2017	2016		2015

Selected Per Share Data
Net asset value, beginning of period	$10.99		$10.43		$10.76	$11.11	$10.76		$10.92
Income (loss) from investment operations:

Net investment income[a]	.15		.32		.33	.36	.41		.42
Net realized and unrealized gain (loss)	.17		.56		(.32)	(.35)	.35		(.16)
Total from investment operations	.32		.88		.01	.01	.76		.26
Less distributions from:

Net investment income	(.15)		(.32)		(.33)	(.36)	(.41)		(.42)
Net realized gains	—		(.00	)***	(.01)	—	(.00	)***	(.00	)***
Total distributions	(.15)		(.32)		(.34)	(.36)	(.41)		(.42)
Net asset value, end of period	$11.16		$10.99		$10.43	$10.76	$11.11		$10.76
Total Return (%)[b]	2.99	**	8.63		.09	.19	7.19		2.39

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	175		173		225	246	217		191
Ratio of expenses before expense reductions (including interest expense) (%)	.75	*	.81	[c]	.82 [c]	.80 [c]	.79	[c]	.77	[c]
Ratio of expenses after expense reductions (including interest expense) (%)	.56	*	.63	[c]	.65 [c]	.63 [c]	.63	[c]	.60	[c]
Ratio of expenses after expense reductions (excluding interest expense) (%)	.56	*	.59		.61	.58	.58		.56
Ratio of net investment income (%)	2.85	*	3.06		3.12	3.39	3.73		3.86
Portfolio turnover rate (%)	24	**	41		42	42	32		26

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

[c]

Interest expense represents interest and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.

*	Annualized

**	Not annualized

***	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

22	|	DWS New York Tax-Free Income Fund

Notes to Financial Statements	(Unaudited)

A. Organization and Significant Accounting Policies

DWS New York Tax-Free Income Fund (the “Fund”) is a non-diversified series of Deutsche DWS State Tax-Free Income Series (the “Series”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares automatically convert to Class A shares in the same fund after 10 years, provided that the fund or the financial intermediary through which the shareholder purchased the Class C shares has records verifying that the Class C shares have been held for at least 10 years. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2

DWS New York Tax-Free Income Fund	|	23

includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Municipal debt securities are valued at prices supplied by independent pricing services approved by the Fund’s Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.

Inverse Floaters. The Fund may invest in inverse floaters. Inverse floaters are debt instruments with a weekly floating rate of interest that bears an inverse relationship to changes in the short-term interest rate market. Inverse floaters are created by depositing a fixed-rate long-term municipal bond into a special purpose trust (the “TOB Trust”). In turn the TOB Trust issues a short-term floating rate note and an inverse floater. The short-term floating rate note is issued in a face amount equal to some

24	|	DWS New York Tax-Free Income Fund

fraction of the underlying bond’s par amount and is sold to a third party, usually a tax-exempt money market fund. The Fund receives the proceeds from the sale of the short-term floating rate note and uses the cash proceeds to make additional investments. The short-term floating rate note represents leverage to the Fund. The Fund, as the holder of the inverse floater, has full exposure to any increase or decrease in the value of the underlying bond. The income stream from the underlying bond in the TOB Trust is divided between the floating rate note and the inverse floater. The inverse floater earns all of the interest from the underlying long-term fixed-rate bond less the amount of interest paid on the floating rate note and the expenses of the TOB Trust. The floating rate notes issued by the TOB Trust are valued at cost, which approximates fair value.

By holding the inverse floater, the Fund has the right to collapse the TOB Trust by causing the holders of the floating rate instrument to tender their notes at par and have the broker transfer the underlying bond to the Fund. The floating rate note holder can also elect to tender the note for redemption at par at each reset date. The Fund accounts for these transactions, if any, as a form of secured borrowing, by reflecting the value of the underlying bond in the investments of the Fund and the amount owed to the floating rate note holder as a liability under the caption “Payable for floating rate notes issued” in the Statement of Assets and Liabilities. Income earned on the underlying bond is included in interest income, and interest paid on the floaters and the expenses of the TOB Trust are included in “Interest expense and fees on floating rate notes issued” in the Statement of Operations.

The Fund may enter into shortfall and forbearance agreements by which the Fund agrees to reimburse the TOB Trust, in certain circumstances, for the difference between the liquidation value of the underlying bond held by the TOB Trust and the liquidation value of the floating rate notes plus any shortfalls in interest cash flows. This could potentially expose the Fund to losses in excess of the value of the Fund’s inverse floater investments. In addition, the value of inverse floaters may decrease significantly when interest rates increase. The market for inverse floaters may be more volatile and less liquid than other municipal bonds of comparable maturity. The TOB Trust could be terminated outside of the Fund’s control, resulting in a reduction of leverage and disposal of portfolio investments at inopportune times and prices. Investments in inverse floaters generally involve greater risk than in an investment in fixed-rate bonds.

The final rules implementing Section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”) preclude banking entities from sponsoring and/or providing services to existing TOB Trusts. In response to these rules, investment market participants have developed TOB Trust structures that are designed to ensure that banking entities do not sponsor TOB Trusts in violation of the Volcker

DWS New York Tax-Free Income Fund	|	25

Rule. All Fund TOB Trusts are structured to be in compliance with the Volcker Rule. A Volcker-compliant TOB Trust structure is similar to pre-Volker TOB Trust structures. The ultimate impact of the Volker Rule on the inverse floater market and the municipal market generally is not yet certain. Such changes could make early unwinds of TOB Trusts more likely, may make the use of TOB Trusts more expensive, and may make it more difficult to use TOB Trusts in general. The new rules may also expose the Fund to additional risks, including, but not limited to, compliance, securities law and operational risks.

The fund did not invest in inverse floaters during the period.

When-Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction, it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable and tax-exempt income to its shareholders.

At August 31, 2019, the Fund had a net tax basis capital loss carryforward of approximately $4,133,000, which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($2,262,000) and long-term losses ($1,871,000).

At February 29, 2020, the aggregate cost of investments for federal income tax purposes was $279,162,774. The net unrealized appreciation for all investments based on tax cost was $25,595,584. This consisted of aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost of $25,600,405 and aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value of $4,821.

26	|	DWS New York Tax-Free Income Fund

The Fund has reviewed the tax positions for the open tax years as of August 31, 2019 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in inverse floaters transactions and accretion of market discount on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Expenses. Expenses of the Series arising in connection with a specific fund are allocated to that fund. Other Series expenses which cannot be directly attributed to a fund are apportioned among the funds in the Series based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

DWS New York Tax-Free Income Fund	|	27

B. Purchases and Sales of Securities

During the six months ended February 29, 2020, purchases and sales of investment securities (excluding short-term investments) aggregated $80,772,711 and $71,537,825, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement, the Fund pays a monthly management fee based on the Fund’s average daily net assets, computed and accrued daily and payable monthly at the following annual rates:

First $250 million of the Fund’s average daily net assets	.45%
Next $750 million of such net assets	.42%
Next $1.5 billion of such net assets	.40%
Next $2.5 billion of such net assets	.38%
Next $2.5 billion of such net assets	.35%
Next $2.5 billion of such net assets	.33%
Next $2.5 billion of such net assets	.31%
Over $12.5 billion of such net assets	.30%

Accordingly, for the six months ended February 29, 2020, the fee pursuant to the Investment Management Agreement was equivalent to an annualized rate (exclusive of any applicable waivers/reimbursements) of 0.45% of the Fund’s average daily net assets.

For the period from September 1, 2019 through September 30, 2019, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	.83%
Class C	1.58%
Class S	.58%

28	|	DWS New York Tax-Free Income Fund

Effective October 1, 2019 through November 30, 2020, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	.80%
Class C	1.55%
Class S	.55%

For the six months ended February 29, 2020, fees waived and/or expenses reimbursed for each class are as follows:

Class A	$64,124
Class C	9,107
Class S	169,659
$242,890

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee”) of 0.10% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the six months ended February 29, 2020, the Administration Fee was $146,256, of which $23,724 is unpaid.

Effective March 1, 2020, for all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual Administration Fee of 0.097% of the Fund’s average daily net assets, computed and accrued daily and payable monthly.

Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended February 29, 2020, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at February 29, 2020
Class A	$7,404	$2,392
Class C	364	138
Class S	10,738	3,302
	$18,506	$5,832

DWS New York Tax-Free Income Fund	|	29

In addition, for the six months ended February 29, 2020, the amounts charged to the Fund for recordkeeping and other administrative services provided by unaffiliated third parties, included in the Statement of Operations under “Services to shareholders,” were as follows:

Sub-Recordkeeping	Total Aggregated
Class A	$26,796
Class C	4,988
Class S	94,734
$126,518

Distribution and Service Fees. Under the Fund’s Class C 12b-1 Plan, DWS Distributors, Inc. (“DDI”), an affiliate of the Advisor, receives a fee (“Distribution Fee”) of 0.75% of the average daily net assets of Class C shares. In accordance with the Fund’s Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the six months ended February 29, 2020, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at February 29, 2020
Class C	$37,621	$5,619

In addition, DDI provides information and administrative services for a fee (“Service Fee”) to the Fund at an annual rate of up to 0.25% of average daily net assets for Class A and C shareholders. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended February 29, 2020, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at February 29, 2020	Annualized Rate
Class A	$127,734	$48,752	.23%
Class C	12,525	3,905	.25%
	$140,259	$52,657

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended February 29, 2020 aggregated $1,696.

In addition, DDI receives any contingent deferred sales charge (“CDSC”) from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on 1% of the value of the

30	|	DWS New York Tax-Free Income Fund

shares redeemed for Class C. For the six months ended February 29, 2020, the CDSC for Class C shares aggregated $142. A deferred sales charge of up to 0.50% is assessed on certain redemptions of Class A shares. For the six months ended February 29, 2020, DDI received $3,200 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with the Fund, DIMA is compensated for providing certain pre-press and regulatory filing services to the Fund. For the six months ended February 29, 2020, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders“ aggregated $7,742, of which $6,668 is unpaid.

Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

Transactions with Affiliates. The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is solely due to having a common investment adviser, common officers, or common trustees. During the six months ended February 29, 2020, the Fund engaged in securities purchases of $21,175,000 and securities sales of $12,785,000 with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act.

D. Line of Credit

The Fund and other affiliated funds (the “Participants”) share in a $350 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at February 29, 2020.

E. Fund Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended February 29, 2020		Year Ended August 31, 2019
	Shares	Dollars	Shares	Dollars

Shares sold
Class A	1,123,224	$12,263,647	1,038,688	$11,012,468
Class C	5,263	57,707	53,658	563,740
Class S	459,631	5,019,106	1,708,498	17,813,841
		$17,340,460		$29,390,049

DWS New York Tax-Free Income Fund	|	31

	Six Months Ended February 29, 2020		Year Ended August 31, 2019
	Shares	Dollars	Shares	Dollars

Shares issued to shareholders in reinvestment of distributions
Class A	109,197	$1,193,075	233,696	$2,463,214
Class C	6,485	70,797	18,168	191,163
Class S	193,980	2,118,439	449,230	4,729,779
		$3,382,311		$7,384,156

Shares redeemed
Class A	(665,776)	$(7,272,886)	(2,131,436)	$(22,410,873)
Class C	(153,221)	(1,669,493)	(445,517)	(4,664,947)
Class S	(758,676)	(8,296,437)	(7,980,850)	(82,402,111)
		$(17,238,816)		$(109,477,931)

Net Increase (decrease)
Class A	566,645	$6,183,836	(859,052)	$(8,935,191)
Class C	(141,473)	(1,540,989)	(373,691)	(3,910,044)
Class S	(105,065)	(1,158,892)	(5,823,122)	(59,858,491)
		$3,483,955		$(72,703,726)

F. Payments by Affiliates

During the six months ended February 29, 2020, the Advisor agreed to reimburse the Fund $1,080 for losses incurred on trades executed incorrectly. The amount reimbursed was less than 0.01% of the Fund’s average net assets, thus having no impact on the Fund’s total return.

G. Subsequent Event

A novel strain of coronavirus (COVID-19) outbreak was declared a pandemic by the World Health Organization on March 11, 2020. The situation is evolving with various cities and countries around the world responding in different ways to address the outbreak. There are direct and indirect economic effects developing for various industries and individual companies throughout the world. Management will continue to monitor the impact COVID-19 has on the Fund and reflect the consequences as appropriate in the Fund’s accounting and financial reporting. The recent pandemic spread of the novel coronavirus and related geopolitical events could lead to increased market volatility, disruption to U.S. and world economies and markets and may have significant adverse effects on the Fund and its investments.

32	|	DWS New York Tax-Free Income Fund

Information About Your Fund’s Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (September 1, 2019 to February 29, 2020).

The tables illustrate your Fund’s expenses in two ways:

–

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

–

Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

DWS New York Tax-Free Income Fund	|	33

Expenses and Value of a $1,000 Investment for the six months ended February 29, 2020 (Unaudited)

Actual Fund Return	Class A	Class C	Class S
Beginning Account Value 9/1/19	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 2/29/20	$1,027.70	$1,024.80	$1,029.90
Expenses Paid per $1,000*	$4.03	$7.85	$2.83

Hypothetical 5% Fund Return
Beginning Account Value 9/1/19	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 2/29/20	$1,020.89	$1,017.11	$1,022.08
Expenses Paid per $1,000*	$4.02	$7.82	$2.82

*

Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 182 (the number of days in the most recent six-month period), then divided by 366.

Annualized Expense Ratios	Class A	Class C	Class S
DWS New York Tax-Free Income Fund	.80%	1.56%	.56%

For more information, please refer to the Fund’s prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to tools.finra.org/fund_analyzer/.

34	|	DWS New York Tax-Free Income Fund

Liquidity Risk Management

In accordance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940 (the “1940 Act”), your Fund has adopted a liquidity risk management program (the “Program”), and the Board has designated DWS Investment Management Americas, Inc. (“DIMA”) as Program administrator. The Program is designed to assess and manage your Fund’s liquidity risk (the risk that the Fund would be unable to meet requests to redeem shares of the Fund without significant dilution of remaining investors’ interests in the Fund). DIMA has designated a committee (the “Committee”) composed of personnel from multiple departments within DIMA and its affiliates that is responsible for the implementation and ongoing administration of the Program, which includes assessing the Fund’s liquidity risk under both normal and reasonably foreseeable stressed conditions. Under the Program, every investment held by a Fund is classified on a daily basis into one of four liquidity categories based on estimations of the investment’s ability to be sold during designated timeframes in current market conditions without significantly changing the investment’s market value.

In February 2020, as required by the Program and the Liquidity Rule, DIMA provided the Board with an annual written report (the “Report”) addressing the operation of the Program and assessing the adequacy and effectiveness of its implementation during the period from December 1, 2018 through November 30, 2019 (the “Reporting Period”). During the Reporting Period, your Fund was primarily invested in highly liquid investments (investments that the Fund anticipates can be converted to cash within 3 business days or less in current market conditions without significantly changing their market value). As a result, your Fund is not required to adopt, and has not adopted, a “Highly Liquid Investment Minimum” as defined in the Liquidity Rule. During the Reporting Period, the Fund did not approach the 15% limit imposed by the Liquidity Rule on holdings in illiquid investments (investments that cannot be sold or disposed of in seven days or less in current market conditions without the sale of the investment significantly changing the market value of the investment). Your Fund did not experience any issues meeting investor redemptions at any time during the Reporting Period. In the Report, DIMA stated that it believes the Program has operated adequately and effectively to manage the Fund’s liquidity risk during the Reporting Period. DIMA also reported on a material change made to the Program in May 2019 to address Securities and Exchange Commission guidance relating to extended foreign market holidays.

DWS New York Tax-Free Income Fund	|	35

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of DWS New York Tax-Free Income Fund’s (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) in September 2019.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

–	During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).

–

The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”). Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

–	The Board also received extensive information throughout the year regarding performance of the Fund.

–

The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

–

In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term

36	|	DWS New York Tax-Free Income Fund

relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2018, the Fund’s performance (Class A shares) was in the 4th quartile, 3rd quartile and 4th quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The

DWS New York Tax-Free Income Fund	|	37

Board also observed that the Fund has underperformed its benchmark in the one-, three-, and five-year periods ended December 31, 2018. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board noted changes in the Fund’s portfolio management team made effective June 25, 2018. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the DWS fund complex.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were higher than the median (4th quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2018). The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (3rd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2018, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board also reviewed data comparing each other operational share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable DWS U.S. registered funds (“DWS Funds”) and considered differences between the Fund and the comparable DWS Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

38	|	DWS New York Tax-Free Income Fund

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time

DWS New York Tax-Free Income Fund	|	39

commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.

Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

40	|	DWS New York Tax-Free Income Fund

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial representative. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

dws.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.

Written Correspondence	DWS PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The Fund’s policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the most recent
12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Fund’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-PORT. The Fund’s Form N-PORT will be available on the SEC’s Web site at sec.gov. The Fund’s portfolio holdings are also posted on dws.com from time to time. Please see the Fund’s current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: DWS Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

DWS New York Tax-Free Income Fund	|	41

Investment Management

DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), which is part of the DWS Group GmbH & Co. KGaA (“DWS Group”), is the investment advisor for the Fund. DIMA and its predecessors have more than 90 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients. DIMA is an indirect, wholly owned subsidiary of DWS Group.

DWS Group is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

	Class A	Class C	Class S
Nasdaq Symbol	KNTAX	KNTCX	SNWYX
CUSIP Number	25158X 500	25158X 708	25158X 807
Fund Number	26	326	2326

42	|	DWS New York Tax-Free Income Fund

Privacy Statement

FACTS	What Does DWS Do With Your Personal Information?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share can include:

– Social Security number

– Account balances

– Purchase and transaction history

– Bank account information

– Contact information such as mailing address, e-mail address and telephone number

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information, the reasons DWS chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does DWS share?	Can you limit this sharing?

For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders or legal investigations	Yes	No

For our marketing purposes — to offer our products and services to you	Yes	No

For joint marketing with other financial companies	No	We do not share

For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We do not share

For our affiliates’ everyday business purposes — information about your creditworthiness	No	We do not share

For non-affiliates to market to you	No	We do not share

Questions?	Call (800) 728-3337 or e-mail us at service@dws.com

DWS New York Tax-Free Income Fund	|	43

Who we are

Who is providing this notice?	DWS Distributors, Inc; DWS Investment Management Americas, Inc.; DWS Trust Company; the DWS Funds

What we do

How does DWS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards, secured files, and secured buildings.

How does DWS collect my personal information?

We collect your personal information, for example, when you:

– open an account

– give us your contact information

– provide bank account information for ACH or wire transactions

– tell us where to send money

– seek advice about your investments

Why can’t I limit all sharing?

Federal law gives you the right to limit only

– sharing for affiliates’ everyday business purposes

– information about your creditworthiness

– affiliates from using your information to market to you

– sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial or non-financial companies. Our affiliates include financial companies with the DWS or Deutsche Bank (“DB”) name, such as DB AG Frankfurt.

Non-affiliates

Companies not related by common ownership or control. They can be financial and non-financial companies.

Non-affiliates we share with include account service providers, service quality monitoring services, mailing service providers and verification services to help in the fight against money laundering and fraud.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. DWS does not jointly market.

California residents may go to https://fundsus.dws.com/us/en-us/legal-resources/privacy-policy.html to obtain additional information relating to their rights under California state law.

Rev. 12/2019

44	|	DWS New York Tax-Free Income Fund

Notes

Notes

Notes

DNYTF-3

(R-026691-9 4/20)

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

ITEM 13.	EXHIBITS

	(a)(1)	Not applicable

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS New York Tax-Free Income Fund, a series of Deutsche DWS State Tax-Free Income Series

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	4/29/2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	4/29/2020

By:	/s/Diane Kenneally Diane Kenneally Chief Financial Officer and Treasurer

Date:	4/29/2020